Exhibit 21
                         ENRON CORP.
                  AND SUBSIDIARY COMPANIES

       Subsidiary Companies and Limited Partnerships:


 Atlantic Commercial Finance B.V. (The Netherlands)
 Atlantic Commercial Finance, Inc. (Delaware)
    Atlantic India Holdings Ltd. (Cayman Islands)
    B-Share China Holdings Ltd.  (Cayman Islands)
    EDC Atlantic Ltd. (Cayman Islands)
    Enron Agua Colombia Holdings Ltd. (Cayman Islands)
        Enron Agua Colombia Investments Ltd. (Cayman Islands)
        Enron Agua Colombia Ltd. (Cayman Islands)(99%)
    Enron Agua Philippines Holdings Ltd. (Cayman Islands)
        Enron Agua Philippines Investments Ltd. (Cayman Islands)
        Enron Agua Philippines Ltd.  (Cayman Islands)(99%)
    Enron Colombia Energy B.V.  (The Netherlands)
        Enron Power Colombia C.V.  (The Netherlands)(99%)
    Enron Colombia Investments Ltd.  (Cayman Islands)
    Enron Colombia Transportation B.V.  (The Netherlands)
        Enron Colombia Transportation B.V. Colombia Branch (Columbia) Enron Development Spain Ltd. (Cayman Islands)
    Enron do Brazil Holdings Ltd.  (Cayman Islands)
        Enron do Brazil Investments Ltd.  (Cayman Islands)
    Enron ERE Holdings Ltd.  (Cayman Islands)
        Enron Entre Rios Expansion Ltd.  (Cayman Islands)(99%)
        Enron ERE Investments Ltd. (Cayman Islands)
    Enron Ghana Holdings Ltd. (Cayman Islands)
        Enron Ghana Investments Ltd. (Cayman Islands)
        Enron Ghana Ltd. (Cayman Islands)(99%)
    Enron International B.V. (The Netherlands)
        Enron International C.V.  (The Netherlands)(.10%)
    Enron LNG Atlantic Holdings Ltd. (Cayman Islands)
        Enron LNG Atlantic Investments Ltd. (Cayman Islands)
        Enron LNG Atlantic Ltd.  (Cayman Islands)(99%)
    Enron LNG Holdings Ltd. (Cayman Islands)
        Enron LNG Investments Ltd. (Cayman Islands)
        Enron LNG Services Ltd.  (Cayman Islands)(99%)
    Enron LNG Power (Atlantic) Ltd. (Cayman Islands)
        Buenergia Gas & Power Ltd. (Cayman Islands)(99%)
        Buenergia Enron de Puerto Rico Ltd. (Cayman Islands)
           Buenergia Ltd. (Cayman Islands)
           Buenergia B.V. (Cayman Islands)
             EcoElectrica L.P. (Bermuda) (50%)
    Enron Polska B.V. (The Netherlands)
    Enron Reserve 4 B.V. (The Netherlands)
         Enpak Power (Private) Company (Pakistan)
    Enron Reserve 6 B.V. (The Netherlands)
         Enron Development International C.V. (The Netherlands) (.10%) Enron Reserve 7 B.V. (The Netherlands)
     Enron (Bolivia) C.V.  (The Netherlands) (1%)
    Enron Reserve 8 B.V. (The Netherlands)
        Enron Caribe C.V. (The Netherlands)(1%)
        Enron Power I C.V.  (The Netherlands)(1%)
           Enron Power Honduras S. de R.L. de C.V.**(Honduras)(99%) Enron Reserve 9 B.V. (The Netherlands)
        Enron Power II C.V.  (The Netherlands)(1%)
    Enron Reserve I B.V. (The Netherlands)
        Smith/Enron Cogeneracion Internacional, S.A.(Dominican -
          Republic)(50%)
        Smith/Enron Cogeneration Limited Partnership (Turks & Caicos
          Isles) (1%)
        Smith/Enron O&M Limited Partnership (Turks & Caicos Isles)(1%) Enron Reserve II B.V. (The Netherlands)
        Offshore Power Operations C.V. (The Netherlands)(.10%)
    Enron Tamil Power Ltd. (Cayman Islands)
    Enron Water Vietnam Holdings Ltd. (Cayman Islands)
        Enron Water Vietnam Investments Ltd. (Cayman Islands)
        Enron Water Vietnam Ltd. (Cayman Islands)(99%)
    Enron Wenchang Holdings Company Ltd. (Cayman Islands)
        Enron Wenchang Investments Ltd. (Cayman Islands)
        Hainan Holdings Ltd. (Cayman Islands)(50%)
          Enron Reserve III B.V. (The Netherlands)
            Enron Wenchang Power C.V. (The Netherlands)(1%)
            Hainan Funding LLC (Turks & Caicos Isles)(50%)
            Hainan Meinan Power Services Company, Limited (China)
              Hainan Meinan Power Company CJV (China)(1%)
    India Electric Maintenance Ltd. (Cayman Islands)
    Mesquite Holdings B.V. (The Netherlands)
        Enron Power Management B.V. (The Netherlands)
          Enron Design C.V. (The Netherlands)(1%)
        Enron Proje Yonetimi Limited Sirketi  (Turkey)(95%)
        Enron Turkey Energy B.V. (The Netherlands)
          Enron Power Holdings C.V.  (The Netherlands)(1%)
            Trakya Elektrik Uretim ve Ticaret A.S. (Turkey)(50%) Travamark Two B.V. (The Netherlands)
        Offshore Power Production C.V.  (The Netherlands)(.20%)
          Enron Mauritius Company (Mauritius)
            Dabhol Power Company (India)
          Enron India Holdings Ltd. (Cayman Islands)
            DPC Holdings C.V. (The Netherlands)

 Belco Petroleum Corporation (Delaware)
 Belo Horizonte Power Ltd. (Cayman Islands)
 Bolivia Holdings Ltd. (Cayman Islands)
 Brazil Power Investments Ltd. (Cayman Islands)
 EGP Fuels Company (Delaware)
 Energy Caribbean Finance Company (Cayman Islands)
 Enpak Holdings Ltd. (Cayman Islands)
    Enpak Investments Ltd. (Cayman Islands)
    Enpak Power Company Ltd. (Cayman Islands)(99%)
 Enron Aguaven Holdings Ltd. (Cayman Islands)
    Enron Aguaven Investments Ltd. (Cayman Islands)
    Enron Agua Venezuela Ltd. (Cayman Islands) (99%)
 Enron Americas, Inc. (Delaware)
    The Protane Corporation (Delaware)
        Citadel Corporation Limited (Cayman Islands)
          Citadel Venezolana, S.A. (Venezuela)
            Interruptores Especializados Lara, S.A.(Venezuela)(66%) Industrial Gases Limited (Jamaica)
          Manufacturera de Aparatos Domesticos, S.A.(MADOSA)
            (Venezuela)(45.58%)
        Enron Americas Energy Services, Inc. (Puerto Rico)
        Enron Americas Limited (Cayman Islands)
        ProCaribe Division of The Protane Corporation
        Progasco, Inc. (Puerto Rico)
        V. Holdings Industries, S.A. (Venezuela)
          Finven Financial Institution Limited (Cayman Islands)
            Smith Dominicana Holding Limited Partnership (Cayman
               Islands)(99%)
          Industrias Ventane, S.A. (Venezuela)
            Duck Lake International A.V.V. (Aruba)(97%)
            Industrial Larcada, S.A.(Venezuela)
            Servicios Consolidados Ventane, S.A. (Venezuela)
            Servicios Vengas, S.A. (Venezuela)
            Transporte Mil Ruedas, S.A. (Venezuela)
            Vengas de Caracas, S.A. (Venezuela)
            Vengas de Occidente, S.A. (Venezuela)
            Vengas de Oriente, S.A. (Venezuela)
            Vengas del Centro, S.A. (Venezuela)
 Enron Argentina Holding, Inc. (Delaware)
    Enron Capital & Trade Resources Argentina S.A.(Argentina)(99.99%)
 Enron Argentina Investments, Inc. (Delaware)
    Enron CHESA Delaware Limited Liability Company(Delaware)(1%)
    Enron CHESA Texas Limited Liability Company(Delaware)(1%)
      Compania Hidroelectrica Enron S.A. (Argentina)(99.99%)
 Enron Argentina Ventures, Inc.(Delaware)
 Enron Atlantic LNG Ltd. (Cayman Islands)
 Enron Border Holdings Ltd. (Cayman Islands)
    Enron Border Investments Ltd.(Cayman Islands)
    Enron SAM Border Ltd. (Cayman Islands)(99%)
 Enron Brazil Services Ltd. (Cayman Islands)
    Enron Brazil Ltd. (Cayman Islands)
    Enron Servicos do Brasil Ltda. (Brazil)(99%)
 Enron Capital & Trade Resources Corp. (Delaware)
    Clinton Gas Marketing, Inc. (Ohio)
    Cusiana-Cupiagua Oil Securitization 1996 Ltd. (Cayman Islands)
    Cypress Acadian Exploration Corp. (Delaware)
    Cypress Acadian Exploration Limited Partnership I (1%)(Delaware)
    Cypress Acadian Exploration Limited Partnership II (1%)(Delaware)
    ECT Cayman Reserve 5 Ltd. (Cayman Islands)
        Enron Distribuidora de Petroleo e Derivados Ltda.(Brazil)(99%)
    ECT Cayman Reserve 6 Ltd. (Cayman Islands)
    ECT International Holdings Ltd. (Cayman Islands)
        ECT Venezuela Investments Ltd. (Cayman Islands)
        ECT Venezuela Development Ltd. (Cayman Islands)(99%)
    ECT Investments Inc. (Delaware)
    ECT Securities Corp. (Delaware)
    ECT Strategic Value Corp. (Delaware)
    EGS Hydrocarbons Corp. (Texas)
    EGS New Ventures Corp. (Delaware)
        LGMI, Inc. (Delaware)
        LRCI, Inc. (Delaware)
        Louisiana Gas Marketing Company (Delaware)
          Louisiana Gas Pipeline Company Limited
            Partnership(Oklahoma)(99%)
        Louisiana Resources Company (Delaware)
          Louisiana Resources Pipeline Company Limited
            Partnership(Oklahoma)(99%)
    Enron Administrative Services Corp. (Delaware)
    Enron Cactus III Corp. (Delaware)
        Cactus Hydrocarbon III Limited Partnership (Delaware)(1%)
    Enron Capital & Trade Resources Canada Corp. (Alberta)
    Enron Capital & Trade Resources International Corp. (Delaware)
        Enron Capital & Trade Resources International Corp.-Singapore
          Branch
        Enron Europe Finance & Trading Limited (England)
        Enron Finland Energy Oy (Finland)
        Enron Nordic Energy - Swedish branch of ECTRIC
        Enron Nordic Energy - Norwegian branch of ECTRIC
    Enron CASH Company No. 1 (Delaware)
    Enron CASH Company No. 2 (Delaware)
    Enron CASH Company No. 3 (Delaware)
    Enron Cushing Oil Marketing, Inc.(Delaware)
    Enron Energy Concepts, L.P. (Delaware)
    Enron Field Services Company (Delaware)
    Enron Finance Corp. (Delaware)
        Enron Hydrocarbons Marketing Corp. (Delaware)
        Enron Reserve Acquisition Corp. (Delaware)
    Enron GasBank, Inc. (Delaware)
    Enron Global de Guatemala, S.A. (Guatemala)
    Enron Minority Development Corp. (Delaware)
       Cook Inlet Energy Supply, Limited Partnership (30%)
    Enron Natural Gas Marketing Corp.(Delaware)
    Enron Power Investments, Inc. (Texas)
       Enron Power Investments Limited (England)
    Enron Power Marketing, Inc. (Delaware)
    Enron TDF Ltd. (Cayman Islands)
    Enron Capital Corp.(formerly JILP-G.P., Inc.) (Delaware)
       Enron Capital Management Limited Partnership (Delaware) (1%)
         Joint Energy Development Investments Limited Partnership
            (Delaware) (50%)
            CGAS, Inc. (Ohio)(97%)
              CGAS Exploration, Inc. (Ohio)
                Eagle Mountain Energy Corporation (Ohio)
              CGAS Investment Corp. (Ohio)
              CGAS Services Corporation (Ohio)
                CGAS Securities, Inc. (Ohio)
                Clinton Nominee Corporation (Ohio)
                Haulco, Inc. (Ohio)
                LDC Securities, Inc. (Ohio)
                Metertech, Inc. (Ohio)
                Ohio Gasportation, Inc. (Ohio)
            Coda Energy, Inc. (Delaware)(98.50%)
              Diamond Energy Operating Company (Oklahoma)
              Taurus Energy Corp. (Texas)
              Electra Resources, Inc. (Texas)
            Gantry Corp.(Delaware)
              Gantry Acquisition Corp. (Delaware)
            JEDI Capital L.L.C. (Delaware)(99%)
              JEDI Hydrocarbon Finance I Limited Partnership (Delaware)(1%) JEDI Hydrocarbon Finance Limited Partnership (Delaware)(1%) JEDI Hydrocarbon Investments I Limited Partnership
               (Delaware)(1%)
            Mariner Holdings, Inc. (Delaware)
              Mariner Energy, Inc. (Delaware)
            Pinto Holdings B.V. (The Netherlands)
    Explorer Holdings B.V. (The Netherlands)
    JILP-L.P., Inc. (Delaware)
    Kenobe, Inc. (Delaware)
       EnSerCo, L.L.C. (Delaware)(1%)
    Mid-Gulf Drilling Corp.(Delaware)
    OBI-1 Holdings, L.L.C. (Delaware)
       Oilfield Business Investments-1, L.L.C. (Delaware)
 Enron Capital LLC (Turks & Caicos Islands)(99%)
 Enron Capital Resources, L.P. (Delaware)(99%)
 Enron Capital & Trade Resources South America S.A.(Argentina)(99%)
 Enron Capital Trust I (Delaware)
 Enron Capital Trust II (Delaware)
 Enron Caribe I Ltd. (Cayman Islands)
 Enron Caribe II Ltd. (Cayman Islands)
 Enron Caribe III Ltd. (Cayman Islands)
 Enron Cayman Reserve 4 Ltd. (Cayman Islands)
 Enron Cayman Reserve 6 Ltd. (Cayman Islands)
 Enron Cayman Reserve 12 Ltd. (Cayman Islands)
 Enron Ceska Republika Ltd. (The Netherlands)
 Enron China Holdings Ltd. (Cayman Islands)
    Enron China Fuels Ltd. (Cayman Islands)
    Enron Lan Yan Limited  (Cayman Islands)(99%)
 Enron China Power Holdings Ltd. (Cayman Islands)
 Enron Clean Electricity Ltd. (Cayman Islands)
 Enron Coal Company (Delaware)
 Enron Coal Pipeline Company (Delaware)
 Enron Development (Australia) Ltd. (Cayman Islands)
 Enron Development (Bangladesh) Ltd. (Cayman Islands)
 Enron Development Belo Horizonte Ltd. (Cayman Islands)
    Enron Brazil Development C.V. (The Netherlands)(1%)
 Enron Development Brazil Ltd.(Cayman Islands)
    Enron Electric Power Brazil C.V. (The Netherlands)(1%)
 Enron Development (Costa Rica) Ltd. (Cayman Islands)
 Enron Development Funding Ltd. (Cayman Islands)
 Enron Development Management Ltd. (Cayman Islands)
    Enron Guam Piti Corporation (Guam)
 Enron Development (Myanmar) Ltd. (Cayman Islands)
 Enron Development Piti Corp. (Delaware)
 Enron Development Piti Holdings Corp. (Delaware)
    Enron Development Piti L.L.C. (Delaware)
 Enron Development (Philippines) Ltd. (Cayman Islands)
 Enron Development Turkey Ltd. (Cayman Islands)
 Enron Development (West Africa) Ltd. (Cayman Islands)
 Enron Development Vietnam L.L.C. (Delaware)(99%)
 Enron Dutch Holdings B.V. (The Netherlands)
 Enron Ecuador Holdings Ltd.(Cayman Islands)
 Enron Egypt Power Ltd. (Cayman Islands)
 Enron Electric (Bolivia) Ltd. (Cayman Islands)
 Enron Energia de la Region del Cauca Holdings, Ltd. (Cayman Islands)
    Termovalle Ltda.  (Columbia)(84%)
    Enron Energia de la Region del Cauca Investments, Ltd. (Cayman Islands)
        Enron Energia del Valle 1 Ltd. (Cayman Islands)(50.25%)
        Enron Energia del Valle 2 Ltd. (Cayman Islands)(50.25%)
           Termovalle & Cia, S.C.A. (Columbia)(63.15%)
        Enron Energia del Valle 3 Ltd. (Cayman Islands)(50.25%)
        Enron Energia del Valle 4 Ltd. (Cayman Islands)(50.25%)
        Enron Energia del Valle 5 Ltd. (Cayman Islands)(50.25%)
 Enron Energy Natal Ltd. (Cayman Islands)
 Enron Energy of Peru Ltd. (Cayman Islands)
 Enron Epicycle Three B.V. (The Netherlands)
 Enron Epicycle Five B.V. (The Netherlands)
 Enron Epicycle Six B.V. (The Netherlands)
 Enron Epicycle Seven B.V. (The Netherlands)
 Enron Epicycle Eight B.V. (The Netherlands)
 Enron Equity Corp. (Delaware)(73%)
        ECT Colombia Pipeline Holdings 1 Ltd. (Cayman Islands)
            ECT Colombia Pipeline Holdings 2 Ltd. (Cayman Islands)
            ECT Colombia Pipeline Holdings 3 Ltd. (Cayman Islands)
               Enron Colombia Holdings de ECT Cayman Reserve 3 Ltd.
                 & CIA, S.en C. (Columbia)(1%)
            ECT Colombia Pipeline Holdings 4 Ltd. (Cayman Islands)
        Enron Holding Company L.L.C. (Delaware)(72%)
            Enron Global Power & Pipelines L.L.C. (Delaware) (52%)
                EGPP Services Inc. (Delaware)
                Enron Commercial Finance Ltd. (Cayman Islands)
                    Enron Cayman Reserve 5 Ltd.
                        Enron Colombia Transportation Ltd. (Cayman Islands)
                          Enron Colombia Investments Ltd Partnership
                           Cayman Islands)(1%)
                          Enron Pipeline Colombia Limited Partnership
                          (Cayman Islands)(1%)
                             Enron Colombia Operations Limited
                           Partnership (Cayman Islands)(1%)
                Enron Dominican Republic Ltd. (Cayman Islands)
                    B-Share Holdings Ltd.
                Enron Dominican Republic Operations Ltd. (Cayman Islands) Enron Pipeline Company - Argentina S.A. (Argentina)
                    Compania de Inversiones de Energia S.A. (Argentina)(25%)
                        Transportadora de Gas del Sur S.A. (Argentina)(70%)
                    Enron CIESA Holding L.L.C. Ltd.(Cayman Islands)(51%) EPCA CIESA Holding L.L.C. Ltd.
                       EPCA CIESA Inversiones Limitada (Chile)(99%)
                Enron Power Philippines Corp. (Republic of Philippines)
                    Batangas Power Corp. (Republic of Philippines) (50%) Subic Power Corp. (Republic of Philippines)(50%)
                Puerto Quetzal Power Corp. (Delaware)(50%)
                    Electricidad del Pacifico, S.A.(Guatemala)
                    Western Caribbean Finance L.P. (Texas)(98%)
        Enron Light Hydrocarbons France (France)
            Norelf Limited  (Bermuda)(50%)
 Enron Expat Services Inc. (Delaware)
 Enron Foundation (Nebraska)
 Enron Hainan Ltd. (Cayman Islands)
 Enron Holding Equity Corp. (Delaware)
 Enron Holdings, Ltd. (Cayman Islands)
    Enron Ecuador Ltd. (Cayman Islands)
    Enron Ecuadorian Pipeline (Cayman Islands)(99%)
 Enron Hrvatska Development B.V. (The Netherlands)
 Enron International Holdings Ltd. (Cayman Islands)
    Enron International Investments Ltd. (Cayman Islands)
    Enron International Development Ltd. (Cayman Islands)(99%)
 Enron International Inc. (Delaware) (45%)
    Electricidad Enron de Guatemala, Sociedad Anonima (Guatemala)
    Enron Global Capital Co. (Delaware)
    Enron Global Inc. (Delaware)
    Enron International Development Services, Inc. (Delaware)
    Enron Java Power Corp. (Delaware)
        P.T. East Java Power Corp. (in formation)(50.10%)
    Enron Mauritius Services Company Ltd. (Mauritius)
    Enron Pasuruan Power Corp. (Delaware)
    Enron Pipeline Company - Colombia G.P. Inc. (Texas)
        Enron Pipeline Company - Colombia, Ltd. (Texas)(1%)
    India Power Ventures Inc. (Delaware)
    Verdenergia Enron de Puerto Rico, Inc. (Delaware)
 Enron Joint Venture Management Corp.(Delaware)
    Enron Joint Venture Management Americas Corp. (Delaware)
    Enron Joint Venture Management Europe Corp. (Delaware)
        Enron JVM Sarlux Corp. (Delaware)
    Enron Joint Venture Management Asia Corp. (Delaware)
 Enron Kalimantan Power Corp. (Delaware)
 Enron LNG India Ltd. (Cayman Islands)
 Enron LNG Middle East Ltd. (Cayman Islands)
 Enron Latvia Holdings (Cayman Islands)
    Enron Latvia Investments Ltd. (Cayman Islands)
    Enron Latvia Development Ltd.  (Cayman Islands)(99%)
        Enron Latvia Limited (Latvia)
        Baltic Energy Corporation   (Latvia)(50%)
 Enron Liquid Fuels, Inc. (Delaware)
    Clyde River Inc. (Liberia)(99%)
    Hudson River Inc. (Liberia)(99%)
 Enron Liquids Holding Corp. (Delaware)
    Engas, Inc. (Delaware)
    Enron Gas Liquids, Inc. (Delaware)
        Enron Capital & Trade Resources Singapore Pte. Ltd. (Singapore) Enron Gas Liquids Europe S.A.R.L. (France)
        Enron Gas Liquids Holding B.V. (The Netherlands)
          Enron Gas Liquids B. V. (The Netherlands)
        Enron Liquid Hydrocarbons Latin America Inc. (Delaware)
        Halton International Limited (Liberia)
          Enron Gas Liquids Far East, Ltd. (Liberia)
          Mundogas (Storage) Inc. (Liberia)
          Mundo Services Ltd. (Liberia)
          Mundogas Trading Ltd. (Liberia)
    Enron Gas Processing Company (Delaware)
        Enron Equipment Company (Delaware)
        Enron Louisiana Energy Company (Delaware)
          Sabine Pass Plant Facility Joint Venture (81.05%)
          Enron Louisiana Transportation Company (Delaware)
        Enron Methanol Company (Delaware)
    Enron Liquids Pipeline Company (Delaware)
        Enron Liquids Pipeline Operating Limited Partnership
           (Delaware)(1.01%)
          Enron Natural Gas Liquids Corporation (Delaware)
        Enron Transportation Services, L.P. (Delaware)(1%)
        Enron Liquids Pipeline, L.P. (Delaware)(1%)
    Enron Products Pipeline, Inc. (Delaware)
    EOTT Energy Corp. (Delaware)
        EOTT Canada Ltd. (Alberta)
        EOTT Energy Canada Limited Partnership (Delaware)
        EOTT Energy Operating Limited Partnership (Delaware)
        EOTT Energy Partners, L.P. (Delaware)
        EOTT Energy Pipeline Limited Partnership (Delaware)
        Enron Far East Pte. Ltd. (Singapore)
    NGP Pipeline Company (Delaware)
 Enron Management, Inc. (Delaware)
 Enron Mexico Holdings Ltd.(Cayman Islands)
    Enron Mexico Investments Ltd. (Cayman Islands)
    Enron Mexico Development Ltd.  (Cayman Islands)(99%)
        Enron Energia de Merida S.R.L. de C.V. (89%)
 Enron Mexico Pipeline Holdings Ltd. (Cayman Islands)
    Enron Mexico Pipeline Investments Ltd.(Cayman Islands)
    Enron Mexico Pipeline Ltd. (Cayman Islands)(99%)
        Gasoductos Enron de Yucatan, S.R.L. de C.V. (Mexico)(99%)
 Enron Minerals Company (Delaware)
 Enron Netherlands Holding B.V. (The Netherlands)
 Enron Oil & Gas Company  (Delaware)(80%)
    EOG Expat Services, Inc. (Delaware)
    ERSO, Inc. (Delaware)
    Enron Oil & Gas - Carthage, Inc. (Delaware)
    Enron Oil & Gas International, Inc. (Delaware)
        EOGI - Algeria, Inc. (Delaware)
          Enron Oil & Gas Algeria Ltd. (Cayman Islands)
        EOGI - Australia, Inc. (Delaware)
          EOGI Australia Company (Cayman Islands)
            Enron Exploration Australia Pty Ltd. (Australia)
        EOGI - China, Inc. (Delaware)
            Enron Oil & Gas China Ltd. (Cayman Islands)
        EOGI - China (Sichuan), Inc. (Delaware)
            Enron Oil & Gas China (Sichuan) Ltd. (Cayman Islands)
        EOGI - France, Inc. (Delaware)
          Enron Exploration France S.A. (France)
        EOGI - India, Inc.(Delaware)
          Enron Oil & Gas India Ltd. (Cayman Islands)
        EOGI - Kazakhstan, Inc. (Delaware)
          Enron Oil & Gas Kazakhstan Ltd. (Cayman Islands)
        EOGI - Kuwait, Inc. (Delaware)
          Enron Oil & Gas Kuwait Ltd. (Cayman Islands)
        EOGI - Mozambique, Inc. (Delaware)
          Enron Oil & Gas Mozambique Ltd. (Cayman Islands)
        EOGI - Qatar, Inc. (Delaware)
          Enron Oil & Gas Qatar Ltd. (Cayman Islands)
        EOGI - Russia, Inc. (Delaware)
        EOGI - Trinidad, Inc. (Delaware)
          EOGI Trinidad Company (Cayman Islands)
            Enron Gas & Oil Trinidad Limited (Trinidad)
               Enron Oil & Gas Capital Management I, Ltd. (Cayman
                  Islands)(99%)
            Enron Oil & Gas International Finance B.V. (The Netherlands) EOGI - Trinidad U(a) Block, Inc. (Delaware)
          EOGI Trinidad - U(a) Block Company (Cayman Islands)
            Enron Gas & Oil Trinidad - U(a) Block Limited (Cayman
                  Islands)(99%)
        EOGI - United Kingdom, Inc. (Delaware)
          EOGI United Kingdom Company B.V. (The Netherlands)
            Enron Oil U.K. Limited (England)
        EOGI - Uzbekistan, Inc. (Delaware)
            Enron Oil & Gas Uzbekistan Ltd. (Cayman Islands)
        EOGI - Venezuela (Guarico), Inc. (Delaware)
        EOGI - Venezuela, Inc. (Cayman Islands)
            EOGI Venezuela Company (Cayman Islands)
              Enron Oil & Gas Venezuela Ltd. (Cayman Islands)
                 Administradora del Golfo de Paria Este, S.A.
                  (Venezuela)(58.50%)
              Gulf of Paria East Operating Company (Cayman Islands)
        Enron Oil & Gas Jordan Ltd. (Cayman Islands)
        Enron Oil & Gas Venezuela - Guarico Ltd. (Cayman Islands)
    Enron Oil & Gas Investments, Inc. (Delaware)
    Enron Oil & Gas Marketing, Inc. (Delaware)
    Enron Oil & Gas Property Management, Inc. (Delaware)
        Enron Oil & Gas Acquisitions L.P. (Delaware)(1%)
    EOG - Canada, Inc. (Delaware)
        EOG Company of Canada (Nova Scotia)
        EOG Canada Company Ltd. (Alberta)
          Enron Oil Canada Ltd. (Alberta)
    Nilo Operating Company (Delaware)
 Enron Oman Investments Ltd. (Cayman Islands)
 Enron Operating Services Corp. (Delaware)
 Enron Operations Corp. (Delaware)
    Enron Gathering Company (Delaware)
    Enron Gathering Limited Partnership (Delaware)
    Enron Gulf Coast Gathering Limited Partnership (Delaware)
    Enron Liquid Services Corp. (Delaware)
      Port Arthur Olefins, L.L.C. (Delaware) (50%)
    Enron Mountain Gathering Inc. (Delaware)
    Enron Permian Gathering Inc. (Delaware)
    NBP Services Corporation (Delaware)
 Enron Oregon Corp. (Delaware)
 Enron Overthrust Pipeline Company (Delaware)
 Enron Papua New Guinea Ltd. (Cayman Islands)
 Enron Pipeline Company (Delaware)
    Black Marlin Pipeline Company (Texas)
    Enron Operations Services Corp. (Delaware)
        Enron Services, L.P. (Delaware) (2%)
    Enron Preferred Capital Corp. (Delaware)
    Northern Natural Gas Company (Delaware)
    Transwestern Gathering Company (Delaware)
    Transwestern Pipeline Company (Delaware)
 Enron Power Corp. (Delaware)
    Enron Development Corp. (Delaware)
        Enron-Citizens of Panama, S.A. (Panama)
        Enron Reserve Holdings (Turks & Caicos Isles)
        Enron LNG Development Corp. (Delaware)
          Enron India Natural Gas, Inc. (Delaware)
          Enron Transportation Services Ltd. (Cayman Islands)
    Enron Development Corp. - Colombia Branch (Columbia)
        Centragas - Transportadora de Gas de la Region Central
           (Columbia)
        de Enron Development & Cia, S.C.A.  (Columbia)(1%)
    Enron Development Corp. - UK Branch (England)
    Enron Europe Limited (England)
        Enron Capital & Trade Resources Limited (England)
          Enron Petrochemicals B.V. (The Netherlands)
        Enron Europe Construction Limited (England)
        Enron Europe Liquids Processing  (England)(99%)
        Enron Europe Operations Limited (England)
          Enron Pakistan Operating (Private) Company (Pakistan)(99%)
        Enron Gas Construction   (England) (99%)
        Enron Gas Processing (U.K.) Limited (England)
        Enron Guc Santrallari Isletme Limited Sirketi (Turkey)(99%)
        Enron Power (Europe) Limited (England)
          Enrici Power Marketing Limited (England)
        Enron Power Construction Limited (England)
          Enron Gas Processing (Europe) Limited (England)
        Enron Power Operations Limited (England)
          Enron Power Operations Teesside (England)(50%)
        Enron Power Trading Limited (England)
        Falco UPG, Limited (England)
          UPG Falco Limited (England)
        Flotilla Power (England)
        Flotilla Power (UK) Limited (England)
        IPG Engineering Services Company (England)(99%)
        IPG Holdings Limited (England)
          Independent Power Generators Limited (England)(75%)
             IPG Power  (England)(99%)
             Sutton Bridge Power Limited
        IPG Operations & Maintenance (England) (99%)
        Kent Power Limited (England)
        Teesside Gas Processing Limited (England)
        Teesside Gas Transportation Limited (England)
        Teesside Power Holdings Limited (England)(85%)
        Teesside Power Limited  (England)(50%)
        Trenron Limited (England)
        Wallerscote Engineering Services Company (England)(99%)
        Wallerscote Holdings Limited (England)
          Wallerscote Power Holdings (England)(90%)
             Wallerscote Power  (England)(99%)
        Wallerscote Operations & Maintenance (England) (99%)
        Wallerscote Power Operations Limited (England)
    Enron Power Corp. - U.S. (Delaware)
        Enron Equipment Installation Company (Delaware)
        Enron Equipment Procurement Company (Delaware)
          Enron/CNF Equipment, L.P. (1%)
          Enron/CNF Equipment Joint Venture (50%)
        Enron Export Sales Ltd. (Barbados)
        Enron Fuels International, Inc. (Delaware)
        Enron Milford Operating Company (Delaware)
        Enron Onshore Procurement Company (Delaware)
        Enron Power I (Puerto Rico), Inc. (Delaware)
          Enron/CNF Power Construction, L.P. (1%)
          Enron/CNF Power Construction Partnership (50%)
        Enron Power Construction Company (Delaware)
        Enron Power Oil Supply Corp. (Delaware)
        Enron Power Philippine Operating Corp. (Delaware)
        Enron-Richmond Power Corp. (Delaware)
          Richmond Power Enterprise L.P. (Delaware)
    Enron Power Enterprise Corp. (Delaware)
    Enron Power Holdings B.V. (The Netherlands)
        Enron Power Holdings GmbH (Germany)
          Kraftwerk Bitterfeld GmbH (Germany)(50%)
    Enron Power Operating Company (Delaware)
    Enron Subic Power Corp. (Republic of Philippines) (99%)
    Enron/Dominion Cogen Corp. (Delaware)(50%)
        Enron Cogeneration Five Company (Delaware)
        Enron Cogeneration One Company (Delaware)
          Cogenron Inc. (Delaware)
        Enron Cogeneration Three Company (Delaware)
          Clear Lake Cogeneration Limited Partnership (Texas)(2%)
    Milford Power Associates, Inc. (Massachusetts)
 Enron Power Israel Ltd. (Cayman Islands)
 Enron Power Jordan Ltd. (Cayman Islands)
 Enron Preferred Funding, L.P. (Delaware)
 Enron Preferred Funding II, L.P. (Delaware)
 Enron Property Company (Delaware)
    Access Real Estate Advisors, Inc. (Delaware)
 Enron Property & Services Corp. (Delaware)
 Enron Qatar Holdings Ltd. (Cayman Islands)
    Enron Qatar Investments Ltd. (Cayman Islands)
    Enron Qatar Ltd. (Cayman Islands)(99%)
       Enron Qatar LNG Marketing Ltd. (Cayman Islands)(99%)
 Enron Renewable Energy Corp. (Delaware)
       SFMC Corp.
 Enron Russia Development, Inc. (Delaware)
 Enron Saudi Energy Ltd. (Cayman Islands)
 Enron Servicios de Electricidad Holdings Ltd. (Cayman Islands)
    Enron Servicios de Electricidad Colombia Ltd. (Cayman Islands)(99%) Enron Servicios de Electricidad Investments Ltd. (Cayman Islands)
 Enron Servicios de Energia, S.A. (Bolivia)
 Enron Sichuan Holdings Ltd. (Cayman Islands)
    Enron Sichuan Investments Ltd. (Cayman Islands)
    Enron Sichuan Ltd. (Cayman Islands)(99%)
 Enron Solar Energy, Inc. (Delaware)
    Amoco/Enron Solar Partnership (General Partnership) (Delaware)(50%)
      Amoco/Enron Solar Power Development International, Inc. (Cayman
          Islands)
        Amoco/Enron Solar Power Development Global, Inc. (Cayman
          Islands)
        Amoco Enron Solar Mauritius, Inc. (Mauritius) (99%)
          Indo-Star Energy (India) (stock ownership in process)
 Enron Southern Africa Holdings (Cayman Islands)
    Enron Southern Africa Investments (Cayman Islands)
    Enron Southern Africa Development Ltd. (Cayman Islands)(99%)
 Enron S. A. Holdings Ltd. (Cayman Islands)
    Enron South Africa Ltd.  (Cayman Islands)(99%)
    Enron S. A. Investments Ltd. (Cayman Islands)
 Enron Storage Company (Delaware)
    Napoleonville Storage Company Limited Partnership (Texas)(1%)
 Enron Thai Holdings Ltd. (Cayman Islands)
    Enron Thai Investments Ltd. (Cayman Islands)
    Enron Thai Development Ltd. (Cayman Islands)(99%)
 Enron Trailblazer Pipeline Company (Delaware)
 Enron Transportadora de Bolivia Ltd. (Cayman Islands)
    Enron Transportadora (Bolivia) S.A. (Bolivia)
 Enron Transportadora Uruguay Ltd. (Cayman Islands)
 Enron Tunisia Holdings Ltd. (Cayman Islands)
    Enron Tunisia Investments Ltd. (Cayman Islands)
    Enron Tunisia Power Ltd. (Cayman Islands)(99%)
 Enron Venezuela Holdings Ltd. (Cayman Islands)
 Enron Venture Capital Company (Delaware)
 Enron Vietnam Holdings Ltd. (Cayman Islands)
    Enron Vietnam Investments Ltd. (Cayman Islands)
    Enron Vietnam Gas Ltd. (Cayman Islands)(99%)
 Enron Vietnam Power Ltd. (Cayman Islands)
    Enron Ba Ria Power Company Ltd. (Cayman Islands)
        Vung Tau Power Ltd. (Cayman Islands)
 Enron Washington, Inc. (Delaware)
 Enron West Africa Power Ltd. (Cayman Islands)
 Enron-Mex Services Ltd. (Cayman Islands)
 Enron Sports Corp. (Delaware)
 Fujian Holdings Ltd. (Cayman Islands)
    Fujian Investments Ltd. (Cayman Islands)
    Enron Clean Electricity II Ltd. (Cayman Islands)(99%)
 Gulf Company Ltd. (Vermont)
 Hainan Funding Ltd. (Cayman Islands)
 Houston Pipe Line Company (Delaware)
    Citrus Corp.  (Delaware)(50%)
        Citrus Energy Services, Inc. (Delaware)
        Citrus Trading Corp. (Delaware)
        Florida Gas Transmission Company (Delaware)
          Border Gas, Inc. (Delaware)(3.33%)
    Coal Properties Corporation (Illinois)
    Enron Engineering & Construction Company (Texas)
        Enron Advisory Services, Inc. (Delaware)
    Enron Industrial Natural Gas Company (Delaware)
    Enron Interstate Pipeline Company (Delaware)
    Enron Texoma Gas Company (Texas)
    HT Gathering Company (Texas)(50%)
    Houston Pipe Line Marketing Company (Texas)
    HPL Resources Company (Delaware)
    Intratex Gas Company (Delaware)
    MidTexas Pipeline Company (Joint Venture) (50%)
    Panhandle Gas Company (Delaware)
    Riverside Farms Company (Illinois)
    San Marco Pipeline Company (Colorado)(50%)
    Seagull Shoreline System Transmission Company (Texas)(30%)
    Transgulf Pipeline Company (Florida)
    Three Rivers Gas Gathering Company, L.L.C. (Delaware)(50%)
 International Energy Developments of Peru Corp. (Delaware)
 International Energy Investments of Peru Corp. (Delaware)
 International Energy Holdings of Peru Corp. (Delaware)
 Multiva Holdings, Ltd. (Cayman Islands)
    Ilijan Power Corporation (Philippines)
 Northern Plains Natural Gas Company (Delaware)
    Northern Border Intermediate Limited Partnership (Delaware)(.50%)
      Black Mesa Holdings, Inc. (Delaware)(97.50%)
      Northern Border Pipeline Company (Texas)(70%)
    Northern Border Partners, L.P. (Delaware)(.50%)
    Northern Border Pipeline Corporation (Delaware)
 Nowa Sarzyna Holding B.V. (The Netherlands)
    Enron Poland Investment B.V. (The Netherlands)
      Enron Poland Development C.V. (The Netherlands)(1%)
        Electrocieplownia Nowa Sarzyna Sp. z o.o (73%)
 OmniComp, Inc. (Pennsylvania)
 Organizational Partner, Inc. (Delaware)
 Pantanal Energetica Holdings Ltd. (Cayman Islands)
    Pantanal Energetica Investments Ltd. (Cayman Islands)
 Pantanal Energetica do Sul Holdings Ltd. (Cayman Islands)
    Pantanal Energetica do Sul Investments Ltd. (Cayman Islands)
 San Juan Gas Company, Inc. (Puerto Rico)
 Shelby Ltd. (Cayman Islands)
 Smith Street Land Company (Delaware)
    Block 321 Partnership (Texas)(99%)
 Southern Brazil Electric Holdings Ltd. (Cayman Islands)
    Enron Sao Paulo Investments Ltd. (Cayman Islands)
      Enron Electric Sao Paulo C.V. (Cayman Islands)(1%)
 Southwest Brazil Electric Holdings Ltd. (Cayman Islands)
    Enron Mato Grosso do Sul Investments Ltd. (Cayman Islands)
      Enron Electric Mato Gross do Sul C.V. (The Netherlands)(1%)
 Sports Facilities Corp. (Delaware)